UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1 to

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 22, 2020

Date of Report (Date of earliest event reported)

GLASSBRIDGE ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14310	41-1838504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 East 57th Street, Suite 1-A New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 220-3300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 22, 2020, GlassBridge Enterprises, Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”). Set forth below is a summary of the final voting results for the proposals that our stockholders considered and voted on at the Annual Meeting. As of October 30, 2020, the record date for the Annual Meeting, there were 25,170 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, there were 14,733 shares of common stock present in person or by proxy, which represented 58.5% of the shares entitled to vote, and which constituted a quorum for the transaction of business.

1.	Election of Directors

Our stockholders approved the election of Robert Searing and Alex Spiro, as Class II directors, with terms expiring at our 2022 annual meeting of stockholders, and Robert Torricelli, as a Class III director, with a term expiring at our 2023 annual meeting of stockholders. The approval of this proposal with respect to each director required the affirmative vote of a majority of the votes cast with respect to that director. We set forth the results of the stockholder vote on this proposal, which results satisfy the foregoing voting standard.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Robert Searing	7,293	447	6,993
Alex Spiro	5,015	2,725	6,993
Robert Torricelli	7,293	447	6,993

2.	Auditor Ratification

Our stockholders approved a proposal to ratify the appointment of Turner Stone & Company, L.L.P. as our independent registered public accounting firm for 2020. The approval of this proposal required the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting. We set forth below the results of the stockholder vote on this proposal, which results satisfy the foregoing voting standard.

Votes For	Votes Against	Abstentions
14,316	412	5

3.	Approval of the 2020 Equity Incentive Plan

Our stockholders failed to approve adoption of the Company’s 2020 Equity Incentive Plan. The approval of this proposal required the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. We set forth below the results of the stockholder vote on this proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,587	3,146	1,007	6,993

A replay of the Annual Meeting will be available at www.virtualshareholdermeeting.com/GLAE2020 for one year beginning 24 hours after the Annual Meeting concluded.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2021

GLASSBRIDGE ENTERPRISES, INC.

By:	/s/ Daniel Strauss
Name:	Daniel Strauss
Title:	Chief Executive Officer

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